SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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ACIES CORPORATION

(Name of Registrant as Specified In Its Charter)

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

DATED:   November 19, 2004

ACIES CORPORATION

14 Wall Street, Suite 1620, New York, New York 10005

(800) 361-5540

INFORMATION STATEMENT

This Information Statement is being furnished to stockholders of Acies Corporation, formerly Atlantic Synergy, Inc., a Nevada corporation (the "Company"), to advise them of corporate action taken without a meeting by written consent of a majority of stockholders to:

Remove Michael Beygelman and Harry Fienberg from their positions as Directors of the Company (“Removals”), which was approved by over two-thirds (2/3) of the shareholders of the Company, by a written consent to action without a meeting on November 16, 2004.

Shareholders representing over two-thirds of the outstanding shares of the Company’s common stock, who held an aggregate of 30,373,126 shares (or 83.7%) of the 36,765,207 shares of the Company’s common stock outstanding, approved the Removals by a written consent without a meeting on November 16, 2004.  Accordingly, all corporate actions necessary for the Removals have been taken.

                       BY ORDER OF THE BOARD OF DIRECTORS

/s/ OLEG FIRER

DIRECTOR AND CHIEF EXECUTIVE OFFICER

New York, NY

      November 19, 2004

ACIES CORPORATION

14 Wall Street, Suite 1620, New York, New York 10005

(800) 361-5540

INFORMATION STATEMENT

NOVEMBER 19, 2004

This  information  statement  contains  information  related to corporate actions of Acies Corporation, a Nevada corporation (the "Company"), and is expected to be mailed to shareholders on or about December 1, 2004.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information  statement is being provided pursuant to Section 14 of the Securities  Exchange Act of 1934 to notify the Company's  shareholders of a corporate action taken without a meeting by written consent of a majority of stockholders to:

Remove Michael Beygelman and Harry Fienberg from their positions as Directors of the Company (“Removals”), which was approved by over two-thirds (2/3) of the shareholders of the Company, by a written consent to action without meeting on November 16, 2004.

Shareholders representing over two-thirds of the outstanding shares of the Company’s common stock, who held an aggregate of 30,373,126 shares (or 83.7%) of the 36,765,207 shares of the Company’s common stock outstanding, approved the Removals by a written consent without meeting on November 16, 2004.  Accordingly, all corporate actions necessary for the Removals have been taken.

WHO IS ENTITLED TO NOTICE?

Each  outstanding  shareholder of  common  stock as of record on the close of business on November 19, 2004, will be entitled to notice of the corporate action taken without a meeting by written consent of a majority of our stockholders.  Under Nevada General Corporation Law and the Company’s Bylaws, the current activities which required shareholder approval may be taken by obtaining the written consent and approval of more than two-thirds (2/3) of the holders of voting stock in lieu of a meeting of the shareholders.

WHY AREN’T WE HOLDING A MEETING OF STOCKHOLDERS?

Over two-thirds (2/3) of the voting interests entitled to vote have already approved the Removals.

Under Nevada General Corporation Law and the Company’s Bylaws, the Removals may be approved by the written consent of more than two-thirds (2/3) of the voting interests entitled to vote.  Since we have already received written consents representing the necessary number of votes, a meeting is not necessary and represents a substantial and avoidable expense.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The following tables set forth the ownership, as of the date of this Information Statement, of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, our directors, and our executive officers and directors as a group.  To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted.  There are not any pending or anticipated arrangements that may cause a change in control.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner (1)	Shares Owned Beneficially (2)	Percentage of Class Owned

Oleg Firer	9,616,886 (3)	26.2%

Yakov Shimon	9,616,886 (3)	26.2%

Miron Guilliadov	9,616,886 (3)	26.2%

All officers and directors as a group (1 person)	9,616,886	26.2%

        (1)

The address of the current directors and officers and certain persons known by the Company to own beneficially 5% or more of the Common Stock is 14 Wall Street, Suite 1620, New York, New York 10005.

(2)

As of November 19, 2004 there were 36,765,207 shares of Common Stock outstanding.

         (3)

Includes 342,188 shares of the Registrant’s Common Stock owned by GM Merchant Solution, Inc. a New York corporation (“GM-NY”), and 342,188 shares owned by GMS-NY Worldwide, LLC, a New York limited liability Company doing business as GM Merchant Solution  (“GMS-NY”).  Messrs. Firer, Shimon and Guilliadov each own one-third of the ownership interest of GM-NY and GMS-NY and are each considered to be the beneficial owners of all 342,188 shares of the Company’s Common Stock owned by each of GM-NY and GMS-NY, respectively.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports on Form 10-KSB and 10-QSB, proxy and information statements and other forms and reports with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Securities and Exchange Commission also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

         (a)      No  officer or director  of the  Company  has any  substantial interest in the  matters to be acted upon,  other than his role as an officer or director of the Company.

         (b)      No  director of the Company has  informed  the Company that he intends to oppose the  action taken by the Company set forth in this information statement.

PROPOSALS BY SECURITY HOLDERS

No security  holder has requested the Company to included any Proposals in this information statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by our Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons and that our Company will reimburse them for their reasonable expenses incurred in connection therewith.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one information  statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security  holders.  The Company shall  deliver  promptly upon written or oral request a separate copy of the  information  statement to a security  holder at a shared address to which a single copy of the documents was delivered.  A security  holder can notify the Company that the  security  holder wishes to  receive a separate  copy of the  information  statement  by sending a written  request to the Company below; or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

ACIES CORPORATION

14 Wall Street, Suite 1620, New York, New York 10005

(800) 361-5540

Attention:  Oleg Firer, President

SIGNATURE

Dated November 19, 2004

/s/ Oleg Firer

Oleg Firer, President and CEO